UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2017

THE SWISS HELVETIA FUND, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	005-53317	13 341 0232
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

7 Bryant Park
New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (800) 730-2932

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 8.01. Other Events.

On December 4, 2017, the Board of Directors of The Swiss Helvetia Fund, Inc. (the "Fund") approved an amendment and restatement of the Fund's By-Laws, effective the same date. The Amended and Restated By-Laws of the Fund are attached hereto as Exhibit 99.1.

Item 9.01. Exhibits.

(d)	Exhibit.

99.1—Amended and Restated By-Laws of the Fund, as of December 4, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SWISS HELVETIA FUND, INC.

Date: December 7, 2017	By:	/s/ Reid B. Adams
	Name:	Reid B. Adams
	Title:	Secretary

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit	Exhibit Description

99.1	Amended and Restated By-Laws of the Fund, as of December 4, 2017